UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2004

SOBIESKI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25518 (Commission File Number)	35-1942803 (IRS Employer Identification No.)
2930 W. Cleveland Road, South Bend, Indiana (Address of principal executive offices)	46628 (Zip Code)

Registrant's telephone number, including area code (574) 271-8300

N/A (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure

         On August 4, 2004, Sobieski Bancorp, Inc. (the "Company") issued the press release attached hereto as Exhibit 99 announcing the approval by its shareholders of the sale of substantially all of the assets of Sobieski Bank to MFB Financial and the Company's plan of dissolution and liquidation.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99	Press release dated August 4, 2004

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOBIESKI BANCORP, INC.
Date:	August 4, 2004	By:	/s/ Steven C. Watts Steven C. Watts President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated August 4, 2004

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